                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                      November 8, 2000 (October 31, 2000)
                      -----------------------------------
               Date of report (Date of earliest event reported)

                      INTERNATIONAL FUEL TECHNOLOGY, INC.
                      -----------------------------------
            (Exact Name of Registrant as Specified in its Charter)

                                    Nevada
                                    ------
                 (State or Other Jurisdiction of Incorporation)

          000-25367                                   88-0357508
          ---------                                   ----------
    (Commission File Number)              (IRS Employer Identification No.)

      7777 Bonhomme, Suite 1920, St. Louis, Missouri                63105
      ----------------------------------------------                -----
         (Address of Principal Executive Offices)                 (Zip Code)

                                (314) 727-3333
                                --------------
             (Registrant's Telephone Number, Including Area Code)

                                      N/A
                                      ---
         (Former Name or Former Address, if Changed Since Last Report)

                      INTERNATIONAL FUEL TECHNOLOGY, INC.


                                   FORM 8-K

Item 5: Other Events.

     On October 31, 2000, the Registrant issued a press release announcing certain events relating to an acquisition.

     The full text of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.


Item 7:  Financial Statements and Exhibits.

     (c)  Exhibits.
          --------

          99.  Registrant's Press Release issued October 31, 2000.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERNATIONAL FUEL TECHNOLOGY, INC.



Date: November 7, 2000                  By:  /s/ WILLIAM J. LINDENMAYER
                                           -----------------------------------
                                             William J. Lindenmayer, President